UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 23, 2026

ALPINE INCOME PROPERTY TRUST, INC.

(Exact name of registrant as specified in charter)

Commission File Number: 001-39143

Maryland	84-2769895
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

369 N. New York Avenue, Suite 201

Winter Park, Florida 32789

(Address of principal executive offices, including zip code)

(407) 904-3324

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered

Common Stock, $0.01 par value per share	PINE	New York Stock Exchange

8.00% Series A Cumulative Redeemable Preferred Stock, $0.01 par value per share	PINE-PA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Third Amendment to Amended and Restated Agreement of Limited Partnership of Alpine Income Property OP, LP

In connection with the Preferred Offering (as defined below) by Alpine Income Property Trust, Inc. (the “Company”) of the Company’s 8.00% Series A Cumulative Redeemable Preferred Stock (the “Series A Preferred Stock”), the Amended and Restated Agreement of Limited Partnership of Alpine Income Property OP, LP (the “Operating Partnership”) was amended (the “Amendment”) to provide for the issuance of up to an additional 189,747 of the Operating Partnership’s 8.00% Series A Cumulative Redeemable Preferred Units (liquidation preference $25.00 per unit) (the “Series A Preferred Units”). Following the entry into the Amendment, the Operating Partnership is authorized to issue an aggregate of 3,948,081 Series A Preferred Units. The Amendment is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein. The Company intends to contribute the net proceeds from the sale of the Series A Preferred Stock in the Preferred Offering to the Operating Partnership in exchange for the same number of Series A Preferred Units. The Series A Preferred Units have economic terms that mirror the terms of the Series A Preferred Stock. The issuance of the Series A Preferred Units is exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”).

Partial Management Fee Waiver

Pursuant to the terms of the management agreement among the Company, the Operating Partnership and Alpine Income Property Manager, LLC (the “Manager”), dated November 26, 2019 and amended on July 18, 2024 (the “Management Agreement”), the Manager manages, operates, and administers the Company’s day-to-day operations, business and affairs, subject to the direction and supervision of the Company’s board of directors (the “Board”) and in accordance with the investment guidelines approved and monitored by the Board. The Company pays the Manager a base management fee (the “Base Management Fee”) equal to 1.50% per annum (0.375% per fiscal quarter) of the Company’s “total equity” (as defined in the Management Agreement), calculated and payable in cash, quarterly in arrears.

In connection with the Preferred Offering, on October 23, 2026, the Manager executed a waiver (the “Waiver Letter”), which provides that the Manager will waive a portion of the Base Management Fee attributable to the inclusion of the net cash proceeds from the issuance of Series A Preferred Stock sold in the Preferred Offering in Total Equity (the “Incremental Equity Base”), such that the Base Management Fee rate on the Incremental Equity Base will equal 0.75% per annum (0.1875% per fiscal quarter), instead of 1.50% per annum (0.375% per fiscal quarter) as provided in the Management Agreement.

A copy of the Waiver Letter is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated by reference herein.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 23, 2026, the Company filed Articles Supplementary (the “Additional Series A Articles Supplementary”) to the Company’s charter with the State Department of Assessments and Taxation of the State of Maryland, to classify and designate 189,747 shares of the Company’s authorized but unissued preferred stock, par value $0.01 per share, as additional shares of Series A Preferred Stock, with the powers, preferences and privileges as set forth in the Articles Supplementary filed as Exhibit 3.2 to the Company’s Registration Statement on Form 8-A, filed with the U.S. Securities and Exchange Commission on November 10, 2025 (the “November 2025 Series A Articles Supplementary”). The Additional Series A Articles Supplementary became effective upon filing on October 23, 2026, and upon such effectiveness, the Company was authorized to issue an aggregate of 3,948,081 shares of Series A Preferred Stock.

A copy of the Additional Series A Articles Supplementary is filed as Exhibit 3.1 to this Current Report on Form 8-K, and the information in the November 2025 Series A Articles Supplementary is incorporated into this Item 5.03 by reference. The foregoing description of the terms of the Additional Series A Articles Supplementary in this Item 5.03 is qualified in its entirety by reference to Exhibit 3.1 hereto and the November 2025 Series A Articles Supplementary.

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Item 8.01	Other Events.

Preferred At-the-Market Offering Program

On October 23, 2026, the Company, the Operating Partnership and the Manager entered into separate equity distribution agreements (collectively, the “Preferred Equity Distribution Agreements”) with each of Raymond James & Associates, Inc. (“Raymond James”), A.G.P./Alliance Global Partners (“AGP”), Robert W. Baird & Co. Incorporated (“Baird”), B. Riley Securities, Inc. (“B. Riley”), Cantor Fitzgerald & Co. (“Cantor”), Colliers Securities LLC (“Colliers”), Huntington Securities, Inc. (“Huntington”), Jefferies LLC (“Jefferies”), JonesTrading Institutional Services LLC (“JonesTrading”), Lucid Capital Markets, LLC (“Lucid”), Stifel, Nicolaus & Company, Incorporated (“Stifel”) and Truist Securities, Inc. (“Truist”) (each, in its capacity as a sales agent under the Preferred Equity Distribution Agreements, a “sales agent” and, collectively, the “sales agents”), pursuant to which the Company may issue and sell from time to time (the “Preferred Offering”) shares of Series A Preferred Stock, having an aggregate gross sales price of up to $35,000,000 (the “Preferred Shares”).

Sales of the Preferred Shares, if any, may be made in transactions that are deemed to be “at the market” offerings, as defined in Rule 415 under the Securities Act, including, without limitation, sales made by means of ordinary brokers’ transactions on the New York Stock Exchange, to or through a market maker at market prices prevailing at the time of sale, at prices related to prevailing market prices or at negotiated prices based on prevailing market prices.

Each sales agent will receive from the Company a commission that will not exceed, but may be lower than, 2.0% of the gross sales price of all Preferred Shares sold through it as sales agent under the applicable Preferred Equity Distribution Agreement.

The Preferred Shares will be offered and sold pursuant to a prospectus supplement, dated October 23, 2026, and a base prospectus, dated October 15, 2026, relating to the Company’s shelf registration statement on Form S-3 (File No. 333-299114). This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of Preferred Shares in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. The foregoing description in this Item 8.01 is qualified in its entirety by reference to the full text of the Preferred Equity Distribution Agreements, the form of which is attached as Exhibit 1.1 to this Current Report on Form 8-K and incorporated in this Item 8.01 by reference. In connection with the registration of the Preferred Shares under the Securities Act, the legal opinion of Venable LLP relating to the legality of the issuance and sale of the Preferred Shares is attached as Exhibit 5.1 to this Current Report on Form 8-K.

Termination of Prior Preferred At-the-Market Offering Program

In connection with the establishment of the new preferred at-the-market offering program described above, the Company, the Operating Partnership and the Manager, on the one hand, and each of Raymond James, AGP, Baird, B. Riley, Cantor, Colliers, Huntington, Jefferies, JonesTrading, Lucid, Stifel and Truist, on the other hand, mutually agreed to terminate the prior equity distribution agreements, each dated December 5, 2025, and amended April 24, 2026, or, in the case of Cantor and Huntington, dated April 24, 2026 (the “Prior Preferred Equity Distribution Agreements”). Under the Prior Preferred Equity Distribution Agreements, the Company could offer and sell from time to time shares of Series A Preferred Stock having an aggregate gross sales price up to $35,000,000 (the “December 2025 ATM Program”), approximately $22.7 million of which remained unsold at the time of the termination of the Prior Preferred Equity Distribution Agreements. As a result of such termination, the Company will not offer or sell any additional shares under the December 2025 ATM Program.

Common At-the-Market Offering Program

On October 23, 2026, the Company, the Operating Partnership and the Manager entered into separate equity distribution agreements with AGP, Capital One Securities, Inc. and Colliers (collectively, the “Non-Forward Equity Distribution Agreements”), and with Raymond James, Baird, B. Riley, Cantor, Huntington, Jefferies, JonesTrading, KeyBanc Capital Markets Inc. (“KeyBanc”), Lucid, Regions Securities LLC (“Regions”), Stifel, Truist and UBS Securities LLC (“UBS”) (collectively, the “Forward Equity Distribution Agreements” and, together with the Non-Forward Equity Distribution Agreements, the “Common Equity Distribution Agreements”), pursuant to which the Company may issue and sell from time to time shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), having an aggregate gross sales price of up to $150,000,000 (the “Common Shares”). The Company refers to these entities, when acting in their capacity as sales agents under the Common Equity Distribution Agreements, individually as a “sales agent” and collectively as “sales agents.”

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Sales of the Common Shares, if any, may be made in transactions that are deemed to be “at the market” offerings, as defined in Rule 415 under the Securities Act, including, without limitation, sales made by means of ordinary brokers’ transactions on the New York Stock Exchange, to or through a market maker at market prices prevailing at the time of sale, at prices related to prevailing market prices or at negotiated prices based on prevailing market prices.

The Forward Equity Distribution Agreements provide that, in addition to the issuance and sale of the Common Shares by the Company through a sales agent acting as a sales agent or directly to the sales agent acting as principal for its own account at a price agreed upon at the time of sale, the Company also may enter into forward sale agreements under separate master forward sale agreements (collectively, the “Master Forward Confirmations”) and related supplemental confirmations between the Company and Raymond James, Baird, B. Riley, Cantor, Huntington, Jefferies, JonesTrading, KeyBanc, Lucid, Regions, Stifel, Truist and UBS, or their respective affiliates. The Company refers to these entities, when acting in this capacity, individually as a “forward purchaser” and collectively as “forward purchasers,” and the Company refers to Raymond James, Baird, B. Riley, Cantor, Huntington, Jefferies, JonesTrading, KeyBanc, Lucid, Regions, Stifel, Truist and UBS, when acting as agents for forward purchasers, individually as a “forward seller” and collectively as “forward sellers.” In connection with each particular forward sale agreement, the applicable forward purchaser will use commercially reasonable efforts to borrow from third parties and, through the applicable forward seller, sell a number of shares of Common Stock equal to the number of shares of Common Stock underlying the particular forward sale agreement.

In one form of forward sale agreement that the Company may enter into with certain of the forward purchasers (a “contingent forward transaction”), the Company’s obligation to sell, and the applicable forward purchaser’s obligation to purchase, shares underlying such forward sale agreement at the applicable forward sale price is contingent on the applicable forward purchaser’s exercise (or deemed exercise) of a contingency, which may occur in whole or in part from time to time prior to specified contingency expiration dates. The Company refers to each forward purchaser when acting in such capacity as a “contingent forward purchaser.” To the extent such contingency is exercised with respect to a portion of such contingent forward transaction, the Company refers to such portion as the “contingency exercised portion,” and the remaining portion to the extent such contingency is not yet exercised, but may subsequently be exercised, as the “contingent portion.” The Company expects that the initial forward price of the contingent forward transactions will be above, but not substantially above, the volume-weighted average sale price per share at which the applicable forward seller established its hedge position in respect of such contingent forward transaction (the “contingent forward initial hedge position”). In addition, the Company expects that on the same days when the relevant contingent forward purchaser is so selling shares of Common Stock underlying such contingent forward transaction, through the applicable forward seller, such contingent forward purchaser will contemporaneously purchase a substantial portion of such shares in the open market for its own account to offset the shares sold into the market, because such contingent forward purchaser expects its contingent forward initial hedge position to be substantially less than the number of shares of Common Stock underlying such contingent forward sale agreement.

In another form of forward sale agreement that the Company may enter into with any of the forward purchasers (a “non-contingent forward transaction”), the Company’s obligation to sell, and the applicable forward purchaser’s obligation to purchase, shares underlying such forward sale agreement at the applicable forward sale price is not subject to the contingency described above. In this Current Report, the term “fixed share forward transaction” refers to such a non-contingent forward transaction as well as the contingency exercised portion of a contingent forward transaction.

The Company will not initially receive any proceeds from sales of borrowed shares by the forward sellers or their affiliates in connection with any forward sale agreements, but, for contingent forward transactions, the Company may receive contingency premiums from the applicable forward purchaser. The Company expects to fully physically settle each fixed share forward transaction on one or more dates chosen by the Company on or prior to the maturity date of that particular forward sale agreement, in which case the Company will expect to receive aggregate net cash proceeds at settlement equal to the number of shares underlying the particular forward sale agreement multiplied by the applicable forward sale price. However, subject to certain exceptions and conditions, the Company may also elect to cash settle or net share settle a fixed share forward transaction, in which case the Company may not receive any proceeds from the issuance of shares and will instead receive or pay cash (in the case of cash settlement) or receive or deliver shares (in the case of net share settlement).

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Each sales agent will receive from the Company a commission that will not exceed, but may be lower than, 2.0% of the gross sales price of all the Common Shares sold through it as sales agent under the applicable Common Equity Distribution Agreement. In connection with each forward sale, the Company will pay the applicable forward seller, in the form of a reduced forward sale price under the related forward sale agreement with the related forward purchaser, commissions at a mutually agreed rate that shall not be more than 2.0% of the applicable initial forward sale price for shares underlying a contingent forward transaction or 2.0% of the gross sales price of all borrowed shares sold by it as a forward seller in connection with a non-contingent forward transaction, as applicable.

The Common Shares will be offered and sold pursuant to a prospectus supplement, dated October 23, 2026, and a base prospectus, dated October 15, 2026, relating to the Company’s shelf registration statement on Form S-3 (File No. 333-299114). This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of Common Shares in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. The foregoing description in this Item 8.01 is qualified in its entirety by reference to the full text of the Non-Forward Equity Distribution Agreements, the Forward Equity Distribution Agreements for non-contingent forward transactions, the Forward Equity Distribution Agreements for contingent forward transactions, the Master Forward Confirmations for non-contingent forward transactions and the Master Forward Confirmations for contingent forward transactions, the forms of which are attached as Exhibits 1.2, 1.3, 1.4, 1.5 and 1.6 respectively, to this Current Report on Form 8-K and incorporated in this Item 8.01 by reference. In connection with the registration of the Common Shares under the Securities Act, the legal opinion of Venable LLP relating to the legality of the issuance and sale of the Common Shares is attached as Exhibit 5.2 to this Current Report on Form 8-K.

Termination of Prior Common At-the-Market Offering Program

In connection with the establishment of the new common at-the-market offering program described above, the Company, the Operating Partnership and the Manager, on the one hand, and each of Raymond James, AGP, Baird, B. Riley, Cantor, Colliers, Huntington, Jefferies, JonesTrading, KeyBanc, Lucid, Regions, Stifel, Truist and UBS, on the other hand, mutually agreed to terminate the prior equity distribution agreements, each dated October 21, 2022, and amended October 20, 2023 and April 24, 2026, or, in the case of Baird and Stifel, dated October 20, 2023, and amended April 24, 2026, or, in the case of AGP, Cantor, Colliers, Huntington, Lucid and UBS, dated April 24, 2026 (the “Prior Common Equity Distribution Agreements”), and the related master forward confirmations between the Company and each of Raymond James, Baird, B. Riley, Cantor, Huntington, Jefferies, JonesTrading, KeyBanc, Lucid, Regions, Stifel, Truist and UBS, or their respective affiliates. Under the Prior Common Equity Distribution Agreements, the Company could offer and sell from time to time shares of Common Stock having an aggregate gross sales price up to $150,000,000 (the “October 2022 ATM Program”), approximately $19.1 million of which remained unsold at the time of the termination of the Prior Common Equity Distribution Agreements. As a result of such termination, the Company will not offer or sell any additional shares under the October 2022 ATM Program.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description
1.1	Form of Preferred Equity Distribution Agreement.
1.2	Form of Non-Forward Equity Distribution Agreement.
1.3	Form of Forward Equity Distribution Agreement for Non-Contingent Forward Transactions.
1.4	Form of Forward Equity Distribution Agreement for Contingent Forward Transactions.
1.5	Form of Master Forward Confirmation for Non-Contingent Forward Transactions.
1.6	Form of Master Forward Confirmation for Contingent Forward Transactions.
3.1	Articles Supplementary, classifying and designating 189,747 additional shares of Series A Preferred Stock.
5.1	Opinion of Venable LLP (Preferred At-the-Market Offering Program).

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Exhibit Number	Description
5.2	Opinion of Venable LLP (Common At-the-Market Offering Program).
10.1	Third Amendment to Amended and Restated Agreement of Limited Partnership of Alpine Income Property OP, LP, dated as of October 23, 2026.
10.2	Waiver Letter, dated as of October 23, 2026.
23.1	Consent of Venable LLP (included in Exhibit 5.1 and incorporated herein by reference).
23.2	Consent of Venable LLP (included in Exhibit 5.2 and incorporated herein by reference).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALPINE INCOME PROPERTY TRUST, INC.

By:	/s/ Philip R. Mays
	Name:	Philip R. Mays
	Title:	Senior Vice President, Chief Financial Officer and Treasurer

Date: October 23, 2026

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